                                                                   EXHIBIT 99.22

                         UNITED STATES BANKRUPTCY COURT

                          SOUTHERN DISTRICT OF NEW YORK

In re:   Williams Communications Group, Inc.              Chapter 11 Case No.
         and CG Austria, Inc.,                            02-11957 (BRL)
         Debtors.                                         (Jointly Administered)


                       MONTHLY OPERATING STATEMENT FOR THE
                         MONTH ENDED SEPTEMBER 30, 2002


DEBTORS' ADDRESS:     Williams Communications Group, Inc. and CG Austria, Inc.
                      One Technology Center
                      Tulsa, Oklahoma  74103

DEBTORS' ATTORNEY:    Jones, Day, Reavis & Pogue
                      222 East 41st Street
                      New York, New York  10017

REPORT PREPARER:      Williams Communications Group, Inc. and CG Austria, Inc.

                     THIS OPERATING STATEMENT MUST BE SIGNED
                       BY A REPRESENTATIVE OF THE DEBTORS

     Williams Communications Group, Inc. made cash disbursements of $3,173,144.11 for the month of September 2002 and CG Austria, Inc. made no cash disbursements for the month of September 2002.

     The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.

     The undersigned also verifies that, to the best of my knowledge, all insurance policies of the Debtors have been paid currently.

DATE:    October 15, 2002          By: /s/ SCOTT E. SCHUBERT
                                       ---------------------------------------
                                       Name:    Scott E. Schubert
                                       Title:   Chief Financial Officer and
                                                Corporate Services Officer

            WILLIAMS COMMUNICATIONS GROUP, INC. AND CG AUSTRIA, INC.
                             (DEBTORS IN POSSESSION)

                      INDEX TO MONTHLY OPERATING STATEMENT


                                                                                                             PAGE
Financial Statements as of September 30, 2002 and for the Month Ended September 30, 2002:
   Combined Balance Sheet.................................................................................     2
   Combined Statement of Operations.......................................................................     3
   Combined Statement of Cash Flows.......................................................................     4
   Notes to Combined Financial Statements.................................................................     5

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            WILLIAMS COMMUNICATIONS GROUP, INC. AND CG AUSTRIA, INC.
                             (DEBTORS IN POSSESSION)

                             COMBINED BALANCE SHEET
                            AS OF SEPTEMBER 30, 2002
                                   (UNAUDITED)
                                 (IN THOUSANDS)

 ASSETS
   Current assets:
     Cash and cash equivalents ................................................................   $        430
     Short-term investments ...................................................................         19,284
     Employee notes receivable less allowance of $7,164 .......................................          4,396
     Interest receivable ......................................................................            693
     Prepaid expenses .........................................................................            170
                                                                                                  ------------
         Total current assets .................................................................         24,973
    Investments:
     Equity in wholly-owned subsidiary ........................................................      2,937,013
     Receivable from wholly-owned subsidiary ..................................................         50,000
   Employee notes receivable ..................................................................          8,356
   Security deposits ..........................................................................          3,550
                                                                                                  ------------
         Total assets .........................................................................   $  3,023,892
                                                                                                  ============

LIABILITIES AND STOCKHOLDERS' DEFICIT
   Liabilities not subject to compromise:
     Accounts payable .........................................................................   $        751
     Accrued liabilities:
       Retention accruals .....................................................................         12,836
       Other ..................................................................................            901
     Non-current retention accruals ...........................................................         21,412
     Non-current other liabilities ............................................................          1,037
                                                                                                  ------------
         Total liabilities not subject to compromise ..........................................         36,937
   Liabilities subject to compromise:
     Accounts payable .........................................................................        102,058
     Interest accrued .........................................................................        136,701
     Preferred stock dividends accrued ........................................................          4,547
     Long-term debt:
       Senior redeemable notes ................................................................      2,449,000
       Unsecured note to The Williams Companies, Inc. associated with termination of
         the asset defeasance program .........................................................        753,867
       Wholly-owned subsidiary ................................................................      1,500,000
                                                                                                  ------------
         Total liabilities subject to compromise ..............................................      4,946,173
   6.75% redeemable cumulative convertible preferred stock, $0.01 par value, 500 million preferred shares authorized, 3.3 million 6.75% redeemable cumulative convertible shares outstanding, aggregate liquidation preference of $166.1
     million ..................................................................................        166,106
STOCKHOLDERS' DEFICIT:
   Class A common stock, $0.01 par value, 1 billion shares authorized, 496.1 million
     shares outstanding .......................................................................          4,961
   Capital in excess of par value .............................................................      3,993,380
   Accumulated deficit ........................................................................     (6,106,060)
   Accumulated other comprehensive loss .......................................................        (17,605)
                                                                                                  ------------
         Total stockholders' deficit ..........................................................     (2,125,324)
                                                                                                  ------------
         Total liabilities and stockholders' deficit ..........................................   $  3,023,892
                                                                                                  ============

                             See accompanying notes.

            WILLIAMS COMMUNICATIONS GROUP, INC. AND CG AUSTRIA, INC.
                             (DEBTORS IN POSSESSION)

                        COMBINED STATEMENT OF OPERATIONS
                     FOR THE MONTH ENDED SEPTEMBER 30, 2002
                                   (UNAUDITED)
                                 (IN THOUSANDS)

Selling, general and administrative expenses ....................   $       (271)
Provision for employee note receivable ..........................         (7,164)
Investing income ................................................             92
Reorganization items:
   Gain on forgiveness of interest ..............................          4,125
   Retention expense ............................................        (14,588)
   Professional fees and other ..................................         (3,417)
                                                                    ------------

Loss before equity in net loss of wholly-owned subsidiary .......        (21,223)
Equity in net loss of wholly-owned subsidiary ...................        (83,508)
                                                                    ------------
Net loss ........................................................   $   (104,731)
                                                                    ============

                             See accompanying notes.

            WILLIAMS COMMUNICATIONS GROUP, INC. AND CG AUSTRIA, INC.
                             (DEBTORS IN POSSESSION)

                        COMBINED STATEMENT OF CASH FLOWS
                     FOR THE MONTH ENDED SEPTEMBER 30, 2002
                                   (UNAUDITED)
                                 (IN THOUSANDS)

OPERATING ACTIVITIES
Net loss ............................................................................   $   (104,731)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
   Gain on forgiveness of interest ..................................................         (4,125)
   Provision for employee note receivable ...........................................          7,164
   Equity in net loss of wholly-owned subsidiary ....................................         83,508
   Cash provided by (used in) changes in:
     Interest receivable ............................................................            (71)
     Prepaid expenses ...............................................................             56
     Accounts payable ...............................................................            203
     Accrued liabilities ............................................................            139
     Current and non-current retention accruals .....................................         14,540
     Other ..........................................................................            182
                                                                                        ------------
Net cash used in operating activities ...............................................         (3,135)

FINANCING ACTIVITIES
Change in receivable from wholly-owned subsidiary ...................................           (275)
Proceeds from issuance of common stock, net .........................................            275
                                                                                        ------------
Net cash provided by financing activities ...........................................             --

INVESTING ACTIVITIES
Sale of short-term investments ......................................................            914
                                                                                        ------------
Net cash provided by financing activities ...........................................            914
                                                                                        ------------

Decrease in cash and cash equivalents ...............................................         (2,221)
Cash and cash equivalents at beginning of period ....................................          2,651
                                                                                        ------------
Cash and cash equivalents at end of period ..........................................   $        430
                                                                                        ============

                             See accompanying notes.

            WILLIAMS COMMUNICATIONS GROUP, INC. AND CG AUSTRIA, INC.
                             (DEBTORS IN POSSESSION)

                     NOTES TO COMBINED FINANCIAL STATEMENTS
                                   (UNAUDITED)

1. BASIS OF PRESENTATION

    Williams Communications Group, Inc. ("WCG" and, together with its direct and indirect operating subsidiaries, the "Company") is a non-operating holding company whose principal asset is 100% of the membership interests in Williams Communications, LLC ("WCL"). WCL is an operating company whose business comprises the Network and Emerging Markets segments. In addition, WCL is the direct or indirect parent of all the remaining subsidiaries of the Company, including CG Austria, Inc. ("CG Austria"), a non-operating holding company with direct and indirect interests in certain foreign subsidiaries of the Company.

    On April 22, 2002, WCG and CG Austria (collectively, the "Debtors") commenced cases (Case Nos. 02-11957(BRL) and 02-11956(BRL), respectively) (collectively, the "Chapter 11 Case") under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code"). No chapter 11 case has been commenced for WCL and its remaining subsidiaries, and those entities continue to operate in the ordinary course of business outside of bankruptcy. On September 30, 2002, the United States Bankruptcy Court for the Southern District of New York approved WCG's Plan of Reorganization. The Company expects to emerge from Chapter 11 in October 2002.

    WCG's investment in the equity of its wholly-owned subsidiary is stated at cost plus equity in undistributed losses of WCL since the date of acquisition. WCG's share of net loss of its wholly-owned unconsolidated subsidiary is included in consolidated net loss using the equity method. Since CG Austria is wholly-owned by WCL, its investment in the equity of its direct and indirect foreign subsidiaries is included in WCG's investment of WCL. In addition, CG Austria's share of its net loss in its direct and indirect foreign subsidiaries is included in WCG's net loss.

    The accompanying interim combined financial statements as of September 30, 2002 and for the month ended September 30, 2002, include the accounts of WCG and CG Austria. The interim combined financial statements do not include all notes in annual financial statements, and therefore should be read in conjunction with the consolidated financial statements, notes and certain supplemental schedules thereto in the Company's 2001 Annual Report on Form 10-K as well as the Company's First Quarter 2002 Report on Form 10-Q/A and Second Quarter 2002 Report on Form 10-Q. The interim combined financial statements have not been audited by independent auditors but include all normal recurring adjustments and others, which, in the opinion of the Company's management, are necessary to present fairly its financial position and its results of operations and cash flows for the interim period.

    The interim combined financial statements have been prepared on a going concern basis of accounting, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The ability of the Company to continue as a going concern is dependent upon, among other things, the outcome of the Chapter 11 Case, future profitable operations and the ability to generate sufficient cash from its operations and financing arrangements to meet its obligations. Management believes that the restructuring plan that it is developing, if successfully implemented, will provide sufficient liquidity to allow the Company to operate as a going concern. However, there can be no assurance that the sources of liquidity will be available or sufficient to meet the Company's needs, and accordingly, there is substantial doubt about the Company's ability to continue as a going concern. Substantial doubt about the Company's ability to continue as a going concern was expressed in an

            WILLIAMS COMMUNICATIONS GROUP, INC. AND CG AUSTRIA, INC.
                             (DEBTORS IN POSSESSION)

              NOTES TO COMBINED FINANCIAL STATEMENTS - (CONTINUED)
                                   (UNAUDITED)

explanatory paragraph in the Company's report from its independent public accountants which accompanied the Company's Annual Report on Form 10-K. The interim combined financial statements do not include any adjustments relating to recoverability and classification of recorded asset amounts or the amount and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

    The interim combined financial statements have been prepared in accordance with Statement of Position ("SOP") 90-7, "Financial Reporting by Entities in Reorganization under the Bankruptcy Code." SOP 90-7 requires, among other things, that pre-petition liabilities that are subject to compromise be segregated in the balance sheet. In addition, revenues, expenses, realized gains and losses and provisions for losses resulting from the reorganization and restructuring of the company be reported separately as reorganization items in the statement of operations. Interest expense on liabilities subject to compromise and preferred stock dividends ceased to accrue upon commencement of the Chapter 11 Case.

2. GAIN ON FORGIVENESS OF INTEREST

    In March 2002, TWC secured the consents of holders of the senior secured notes issued by WCG Note Trust, a wholly-owned subsidiary of WCL, to amend certain provisions of the related indenture. The amendment, among other things, provided that TWC would make the required March and September 2002 interest payments totaling approximately $115 million on behalf of WCG to WCG Note Trust, and WCG would not be required to reimburse TWC for these interest payments. WCG recognized a gain in September 2002 of $4.1 million which represented the difference between interest paid by TWC on WCG's $1.5 billion note to WCG Note Trust and the interest related to the $1.4 billion indenture related to the senior secured notes.

3.  RELATED PARTY TRANSACTIONS

    On October 10 2002, the Bankruptcy Court approved a settlement agreement between WCG and John C. Bumgarner. The agreement provided that WCG would settle a $6.9 million employee loan plus accrued interest in return for the loan's collateral of 238,083 shares of The Williams Companies, Inc. ("TWC") common stock and 195,798 shares of WCG common stock and approximately $7 million in WCG senior redeemable notes. In addition, Mr. Bumgarner will provide consulting services at no cost to the Company for a period of three years from the date of his retirement. WCG recorded a loss of $7.2 million in September 2002 related to the agreement.

    As disclosed in the Company's Form 10-K for the year 2001, the Compensation Committee of the board of directors of WCG established a program to award annual retention bonuses over a period of five years in the aggregate amount of $13 million to certain executives to be applied, after deduction of applicable withholding taxes, solely against their respective outstanding principal loan balances. The agreements executed under this program have subsequently been amended in conjunction with finalizing the plan of reorganization (the "Plan"). In addition, certain amendments were executed that are conditioned on the purchase by Leucadia National Corporation ("Leucadia") of new shares of WCG Common Stock upon emergence from chapter 11 pursuant to the Plan, and will only take effect provided that the purchase is consummated pursuant to and in accordance with the terms and conditions of an investment agreement with Leucadia by February 28, 2003.

            WILLIAMS COMMUNICATIONS GROUP, INC. AND CG AUSTRIA, INC.
                             (DEBTORS IN POSSESSION)

              NOTES TO COMBINED FINANCIAL STATEMENTS - (CONTINUED)
                                   (UNAUDITED)


    Under the agreement with Leucadia, all retention bonus payments would vest upon consummation of the transactions contemplated by the Plan or, if earlier, termination without cause of a given executive, but would still be paid out over the first through fourth anniversaries of the restructuring date. Payment would only accelerate upon death or disability or the rejection of the retention bonus agreement under federal bankruptcy laws. The payment of associated taxes would be limited to an aggregate total of $20 million for all participants. Under the Leucadia agreement, any officers who are parties to retention bonus agreements would not be eligible to participate in the Company's otherwise applicable change in control severance plan. Since the Plan was approved by the Bankruptcy Court on September 30, 2002, WCG accrued $13.3 million pursuant to the terms of the agreement.

4. RECEIVABLE FROM WHOLLY-OWNED SUBSIDIARY

    As of September 30, 2002, WCG's receivable from WCL consists of an eight-year promissory note entered into on November 1, 1999. The note does not currently bear interest. On April 22, 2002, WCG contributed $9.6 billion of this promissory note to member's equity of WCL leaving a balance of $75.0 million. In addition, on April 22, 2002, WCL paid to WCG $25 million in order to fund the expenses of the Chapter 11 Case in accordance with the Cash Collateral Order.

5. INVESTMENT IN EQUITY OF WHOLLY-OWNED SUBSIDIARY AND SENIOR REDEEMABLE NOTES

    The financial information contained in this monthly operating report contains certain consolidation adjustments required under generally accepted accounting principles. Accordingly, amounts reflected herein with respect to certain assets and liabilities of WCG differ from the amount that would be reported for WCG solely on an unconsolidated basis without regard to certain intercompany activities (the reporting basis in each of the Debtors' Schedules of Assets and Liabilities and Statements of Financial Affairs filed June 6,
2002). For example, without consolidation adjustments, the book value on September 30, 2002 of WCG's equity interest in WCL was approximately $3.2 billion. Whereas, the book value of the equity interest in WCL is reflected herein as $2.9 billion after making consolidation adjustments in accordance with generally accepted accounting principles to account for the net gain resulting from the purchase of $551.0 million in face amount of WCG's senior redeemable notes for approximately $240 million in cash by WCG's indirect subsidiary CG Investment Company, LLC ("CGI"). Similarly, although there exists $3.0 billion in principal amount of WCG's senior redeemable notes issued and outstanding, after making consolidation adjustments in accordance with generally accepted accounting principles to account for the $551 million of such notes currently held by CGI, the liability associated with such notes is reflected herein as $2.449 billion.

6. GUARANTEE

    WCG is a guarantor under WCL's credit facility. As of September 30, 2002, $725.0 million was outstanding under this facility.

7. TAXES PAID

    WCG paid no franchise taxes for the month ended September 30, 2002.



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